Exhibit 32.2 – Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

The undersigned, Donald L. Sytsma, Chief Financial Officer of Gulf Western Petroleum Corporation (the "Company"), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  the Annual Report on Form 10-KSB/A for the year ended August 31, 2007 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 21, 2008

/s/ Donald L. Sytsma

Chief Financial Officer
(principal financial and accounting officer)